                                                                    EXHIBIT 10.8

CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                    AMENDMENT

      This agreement is entered into by and between CHIRON CORPORATION, a Delaware corporation ("Chiron") and GEN-PROBE INCORPORATED, a Delaware corporation ("Gen-Probe").

                                    RECITALS

      WHEREAS, Chiron and Gen-Probe signed an agreement on June 11, 1998 with respect to Products for the Blood Screening Field and Clinical Diagnostic Field (the "Agreement").

      WHEREAS, the parties desire to amend the Agreement as set forth in this Amendment in order to facilitate the purposes of the Agreement.

                                    AGREEMENT

      In consideration of the facts recited above and the mutual commitments set forth below, the parties agree as follows:

      1. Article 14 of the Agreement shall be and is hereby amended to read as follows:

            "In consideration for the rights originally granted to Chiron by this Agreement with respect to TMA and HPA, Chiron shall pay to Gen-Probe, or shall cause Bayer Corporation to pay to Gen-Probe, the following nonrefundable amounts upon the occurrence of each event set forth below:

            (1) [***]; and

            (2) [***]

                  (a) (i) [***]


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                      [***]

                  (b) [***]

            (3) [***]

            (4) [***]


*** Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

      2. Except as expressly amended above, the Agreement shall remain in full force and effect.

            By the signatures of their authorized officers below, Gen-Probe and Chiron adopt this amendment as of December 7, 1999.

CHIRON CORPORATION                                   GEN-PROBE INCORPORATED

    /s/ Rajen Dalal                                      /s/ Henry L. Nordhoff
By ____________________________                      By _______________________
                                                     Henry L. Nordhoff
Title: President, Blood Testing                      President and
       Chiron                                        Chief Executive Officer


                                   Page 3 of 3